For Total Return

                                                                  DELAWARE GROUP
                                                             Decatur Income Fund
                                                       Decatur Total Return Fund

                                                                            1997
                                                              Semi-Annual Report

                                                         professional management

                                                            service and guidance

                                                                           goals

DELAWARE
GROUP
--------

--------------------------------------------------------------------------------
JULY 3, 1997

Dear Shareholder:
When Delaware Group first offered the Decatur investment strategy to the public in 1957, Sputnik had not yet been launched. Alaska and Hawaii were not yet states. The average worker earned only $2.05 an hour.

        Four decades later, the world is a much freer, more prosperous place. Still, I believe the Decatur strategy - a consistent, time-tested discipline based on dividend yield and fundamental value - is as relevant for today's market environment as it was when I was in college.

        I am pleased to report that Decatur Income Fund marked its 40th anniversary by outperforming the average of its equity income peers for the six months ended May 31, 1997. As you'll see on page 3, the Fund's younger sibling, Decatur Total Return Fund, turned in equally robust results during the period.

I BELIEVE THE DECATUR STRATEGY - A CONSISTENT, TIME-TESTED DISCIPLINE BASED ON DIVIDEND YIELD AND FUNDAMENTAL VALUE - IS AS RELEVANT FOR TODAY'S MARKET ENVIRONMENT AS IT WAS WHEN I WAS IN COLLEGE.

        For the past six- and 12-month periods, both Decatur Funds also provided superior returns relative to the unmanaged S&P BARRA Value Index, which includes stocks that meet BARRA International's definition of value stocks and accounts for 50% of the market capitalization of the unmanaged Standard & Poor's 500 Index.

        Since November, stock prices have continued to advance at a remarkable rate. In just three years, the Dow Jones Industrial Average has more than doubled to nearly 7900 points, a pace that substantially exceeds the market's average annual historical returns.

        In fiscal 1997, both Decatur Funds have benefited from the strong performance of financial, drug and capital goods stocks. This has occurred against a backdrop of strong U.S. economic growth, a modest increase in interest rates and, despite the lowest rate of unemployment since 1973, a benign 3% annual rate of inflation.

        This best of all possible worlds cannot last forever. Any prudent, long-term investment strategy acknowledges the historical fact that stock markets move in cycles. Periods of expansion and prosperity can be followed by uncertain times, when an effective stock selection strategy is especially valuable.

                            1997 semi-annual report

TOTAL RETURN
----------------------------------------------------------------------------------------------------------
                                                          SIX MONTHS                     12 MONTHS
                                                       ENDED May 31, 1997            ENDED May 31, 1997
----------------------------------------------------------------------------------------------------------
Decatur Income Fund A Class                                +11.94%                      +25.94%
Decatur Total Return Fund A Class                          +12.55%                      +27.45%
----------------------------------------------------------------------------------------------------------
Lipper Equity Income Fund Average                          +10.11% (185 funds)          +22.43% (169 funds)
----------------------------------------------------------------------------------------------------------
S&P BARRA Value Index                                      +10.37%                      +25.44%
Standard & Poor's 500 Index                                +13.15%                      +29.42%

THE DECATUR FUNDS' PERFORMANCE AS WELL AS THAT OF THE LIPPER EQUITY INCOME FUND AVERAGE IS BASED ON NET ASSET VALUE WITHOUT THE EFFECT OF SALES CHARGES AND ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE S&P 500 AND S&P BARRA VALUE INDEX ARE UNMANAGED. A DIRECT INVESTMENT IN AN INDEX IS NOT POSSIBLE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. PERFORMANCE INFORMATION FOR ALL CLASSES OF BOTH FUNDS CAN BE FOUND ON PAGES 10 AND 11.

        For 40 years, the Decatur management team has helped investors harvest opportunity by focusing on established companies with above average dividend yields - oaks with the potential to yield plenty of acorns. In fact, $1 invested in Decatur Income Fund at its inception would have grown more than a hundred-fold as of May 31, 1997, as shown on pages 12 and 13.

        In the pages that follow, your Funds' portfolio manager -John B. Fields
- says there are still many acorns to be gathered in today's market even though the average dividend yield of the S&P 500 on November 30 was 1.71%, an historic low. He describes his positioning of the Funds as well as his outlook for the balance of 1997.

        We appreciate your confidence in Delaware Group's flagship funds, which have grown to more than $3 billion in assets, from just over $2 million at the time of Decatur Income Fund's first semi-annual report.

Sincerely,



/s/ Wayne A. Stork
-----------------------------------------------
Wayne A. Stork
CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER

                                                                        Our 40th
                                                                     Anniversary
                                       3

                            1997 semi-annual report

                           PORTFOLIO MANAGER'S REVIEW

During the first half of fiscal 1997, America's economy was a powerful locomotive racing ahead under a full head of steam. The nation's output of goods and services grew at a robust annual rate of 5.8%. The unemployment rate was only 4.9%, the lowest level since 1973. Corporate profits in many sectors exceeded expectations.

        At the helm of this engine was a Federal Reserve Board whose effective monetary policy controlled inflation and thus prevented growth from becoming a runaway train. Between November and May, investors in established, large capitalization companies were rewarded with returns that far exceeded historical averages.

        It was nonetheless a bumpy ride. When the Federal Reserve Board modestly raised its target for short-term U.S. interest rates on March 13, the U.S. stock market suffered its first full-fledged correction in seven years. Bond prices also temporarily slumped, with yields on 30-year U.S. Treasury securities rising to 7.18% before settling back down to 6.91% as of May 31.

        Still, it took only a few weeks for the equity market to get back on track. As of May 31, most unmanaged benchmarks of market performance were near or at all-time highs. However, as you can see below, the dividend yields on most of Decatur's top 10 holdings were much higher than that of the S&P 500 Index, an indicator of our value focus.


TOP 10 HOLDINGS
Decatur Income and Decatur Total Return Funds
-----------------------------------------------------------------------------------------
May 31, 1997
                                                                                 DIVIDEND
                                                       INDUSTRY                    YIELD
-----------------------------------------------------------------------------------------
Pitney Bowes Corp.                              office products                    2.23%
American Home Products                          pharmaceuticals                    2.09%
McGraw-Hill Cos.                                publishing                         2.90%
Baxter International                            health care equipment              2.09%
Aon Corp.                                       life insurance                     2.07%
Bristol-Myers Squibb                            pharmaceuticals                    1.93%
Union Pacific Corp.                             railroads                          2.52%
Pharmacia & Upjohn                              pharmaceuticals                    3.22%
Texaco Corp.**                                  oil                                3.02%
Xerox Corp.                                     photocopiers                       1.80%
duPont de Nemours & Co.*                        chemicals                          2.12%
-----------------------------------------------------------------------------------------
S&P 500 INDEX                                                                      1.71%

  HOLDINGS OTHER THAN DUPONT ARE LISTED IN ORDER OF SIZE AS A PERCENTAGE OF NET ASSETS WITHIN DECATUR INCOME FUND.
*TOP 10 IN DECATUR TOTAL RETURN FUND ONLY. ** TOP 10 IN DECATUR INCOME FUND
  ONLY. SEE PAGES 10 AND 11 FOR EACH FUND'S 30-DAY SEC YIELD.

                            1997 semi-annual report

FAVORABLE FINDINGS: PHARMACEUTICALS, FINANCIALS AND OFFICE EQUIPMENT Most of the Decatur Funds' largest holdings as of May 31 were stocks we held at the start of the 1997 fiscal year. The Funds had strong positions in pharmaceutical, financial services and capital goods companies, and many stocks in each of these high-yielding sectors provided superior returns.

        Rather than bet on the direction of interest rates or the U.S. economy, we select companies with above-average dividend yields that we believe are well-managed and have capital appreciation potential. Since November, we concluded that many drug companies and financial firms offered strong earnings potential based on a combination of new products, cost-cutting programs and stock buybacks.

IN A STOCK MARKET WITH INCREASING VOLATILITY, IT IS NOT ENOUGH JUST TO FIND CHEAP COMPANIES WITH ATTRACTIVE DIVIDENDS. WE'RE CONCENTRATING OUR EFFORTS ON BUSINESSES WE BELIEVE ARE IMPROVING IN WAYS LIKELY TO ATTRACT THE MARKET'S ATTENTION.

        Another area of opportunity was office products makers such as XEROX CORP and PITNEY BOWES. In our opinion, these dividend-paying stocks offered an excellent way for your Funds to participate in business' efforts to increase office productivity through technology with much less price risk than an investor would have by buying more expensive, non-dividend paying technology stocks.
        While we maintained our historic discipline of seeking yields greater than the S&P 500, we have also been paying more attention to catalysts that could potentially unlock the value of individual companies. In a stock market with increasing volatility, it is not enough just to find cheap companies with attractive dividends. We're concentrating our efforts on businesses we believe are improving in ways likely to attract the market's attention. In each Fund, we've reduced the number of holdings by more than 15% so we can focus on the most promising investment opportunities.

        Although we had many successes since autumn, we had a few disappointments, too. Chief among them was FRONTIER CORP., a long distance telephone services provider. While the company's dividend yield was attractive, its earnings and business prospects did not meet our expectations. We've retained our position because we believe recent industry activity has increased prospects for either an internal turnaround or a merger with another telephone company.


discipline

                            1997 semi-annual report

WE INCREASED INCOME POTENTIAL
Decatur Income Fund seeks to maintain a higher yield than the S&P 500 through a combination of stock selection and the effective use of a small complement of high-yield bonds. We increased the Fund's weighting in high-yield bonds from 10% in November to 14% as of May 31. This strategy worked well as high-yield bonds outperformed other fixed-income investments as well as some aggressive growth stocks.

        High-yield bonds add to the Fund's income potential; however, they are issued by companies whose ability to pay interest and repay principal is not as strong as companies with "investment-grade" ratings. The strength of the U.S. economy helped high-yield bonds perform well since autumn.

        Our high-yield bonds are managed by Gerald T. Nichols, a senior Delaware Group fixed-income portfolio manager. He and his team generally follow a "quality first" philosophy and focus on bonds rated BB and B, the top two tiers of high-yield credit ratings.

        Since November, Decatur Income Fund focused primarily on high-yield bonds rated B to maximize income potential. We increased our bond weighting because we believe the U.S. economy can remain healthy,



TWO WELL-DIVERSIFIED PORTFOLIOS
-------------------------------------------------------------------------
ASSET AND SECTOR ALLOCATION MAY 31, 1997

                              DECATUR INCOME FUND*

* The chart below represents equity holdings only. As of May 31, high-yield bonds represented 14% of the fund's net assets.

Food, Beverages & Tobacco 9.5%

Energy 11.9%

Banking, Finance & Insurance 22.2%

Autos & Aerospace 6.1%

Healthcare & Pharmaceticals 15.1%

Telecom & Media 8.3%

Chemicals 5.5%

Electronic Equipment 6.0%

Other Cyclicals 10.3%

Miscellaneous 5.1%

                           DECATUR TOTAL RETURN FUND

Food, Beverages & Tobacco 9.4%

Energy 11.4%

Banking, Finance & Insurance 21.8%

Autos & Aerospace 5.7%

Healthcare & Pharmaceticals 14.6%

Telecom & Media 8.2%

Chemicals 5.2%

Electronic Equipment 5.9%

Other Cyclicals 12.3%

Miscellaneous 5.0%

                            1997 semi-annual report
allowing bond issuers to meet their obligations. In our view, the 10% yield available from many high-yield bonds is an attractive complement to stocks, especially given the fact that the stock market has come so far so fast during the past three years. We believe the possibility of a more volatile stock market in the months ahead has risen, and we see the high-yield market as an effective way to provide an additional element of diversification to reduce potential risk.

ONE OF THE BEST WAYS INVESTORS CAN PREPARE THEMSELVES FOR WHAT LIES AROUND THE BEND IS BY UTILIZING A CONSISTENT, TIME-TESTED INVESTMENT DISCIPLINE.

OUTLOOK

In the 1990s, the U.S. economy has benefited from the Federal Reserve Board's role as an effective railway engineer. Beginning in 1994, inflation was kept under control through a consistent application of economic brakes in the form of modest increases in short-term interest rates. This prudent monetary policy has helped fuel a period of capital appreciation from stocks that's been as powerful as any in this century.

        We are pleased to report that while our approach has been less aggressive than that of some equity mutual funds, both Decatur Funds have fully participated in the market's rewards of the past three and five years, as shown on pages 10 and 11.

        At this point, some investors may be wondering: how much steam can be left in equity investments for the balance of the 20th century? Will changes in tax policy or a bubble of speculation derail the stock market?

        While any portfolio of stocks is subject to market fluctuations, we believe one of the best ways investors can prepare themselves for what lies around the bend is by utilizing a consistent, time-tested investment discipline. Even as the market has risen, our research has unearthed undervalued companies with dividend yields of 2% to 4%. In the months ahead, we will seek to find more undervalued companies with similar total return potential.

John B. Fields
VICE PRESIDENT AND
SENIOR PORTFOLIO MANAGER

July 3, 1997

                            1997 semi-annual report

A Strategy For All Seasons

A popular song in the 1960s said there was a time for everything - for war and peace, for love and hate, for taking and giving. When it comes to selecting stocks for your Funds' portfolios, Decatur's management team believes there is a time to buy, a time to sell.

        Decatur Income Fund and Decatur Total Return Fund follow a very clear buy/sell strategy that targets stocks with above-average dividend yields as well as capital gains potential. To be eligible for purchase or holding by the Funds, stocks must have a current dividend yield greater than that of the Standard & Poor's 500 Index and capital appreciation potential.

        Decatur's management is most attracted to stocks whose yield is "high" relative to the S&P 500 but not necessarily the "highest" yield available. By exercising this consistent investment discipline, your Funds' management team can reduce exposure to overvalued stocks and take advantage of market opportunities as they arise.

        As shown in the chart below, this "high" category of stocks has historically generated the greatest level of total return by providing above-average dividend income and the highest degree of capital appreciation.

        When a stock's yield falls below the average of the S&P 500, we view that as a sign that the stock has become fairly priced and that future appreciation potential is no longer attractive relative to possible risks. So we begin to sell our position. Sometimes we sell a stock whose yield is still above that of the S&P 500 average if we find what seems to be a more attractive candidate for either Fund or when a company's earnings or business operations have not met our expectations.

LONG-TERM RETURNS OF DIVIDEND
PAYING STOCKS 1929 TO 1996


              INCOME            CAPITAL          TOTAL
Lowest         2.9%              7.3%            10.2%
Low            4.0%              6.7%            10.7%
Mid            5.0%              6.9%            11.9%
High           6.0%              7.3%            13.3%
Highest        7.7%              3.3%            11.0%


The Decatur Funds' investment strategy leads the portfolio manager to select stocks that fall within the "high" yield category. As you can see, these income-producing stocks have provided the highest annual average total return since 1929. The top number represents average annual total return.

SOURCE: CASE STUDIES. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

                             1997 SEMI-ANNUAL REPORT

Our Dividend-Oriented Buy/Sell Discipline at Work:
VALUE IN VANITY: WARNER-LAMBERT CORP.

Look in your bathroom and you'll probably find Warner-Lambert products such as Listerine mouthwash, Schick razors and Sudafed cold remedies.

        We selected this New Jersey-based consumer goods and pharmaceutical maker in early 1995 when the company's stock had a yield that was more than one-and-half times that of the average yield of stocks in the S&P 500 Index. (yield = dividends/ price).

        At the time, the company's stock was suffering a hangover from government attempts to regulate drug prices and reform the health care industry. Analysts were concerned about the company's long-term earnings prospects.

        We saw something more attractive. To us the increase in Warner-Lambert's dividend yield above the S&P 500 was a signal of value and potential capital appreciation. After Decatur's management completed a careful fundamental analysis of the company, we concluded that Warner-Lambert was a well-managed, diversified, global business. So we began purchasing shares.

        Gradually, the company's prospects improved as it developed and marketed new drugs to treat high cholesterol, diabetes and prostate cancer. Warner-Lambert also opened a gum factory to make Chiclets in China.

        This past winter, we sold the two funds' entire position as the company's share price doubled from our purchase price and its dividend yield dropped to less than that of the S&P 500 Index.


DECATUR FUNDS' POSITIONING IN WARNER-LAMBERT CORP.
---------------------------------------------------------------------------------------------------------
                                       MAY 31, 1996            NOVEMBER 30, 1996            MAY 31, 1997
---------------------------------------------------------------------------------------------------------
Market Value of Holding*               $32.7 million             $44.1 million                    0
Company Dividend Yield                     2.44%                     1.94%                      1.44%
S&P 500 Dividend Yield                     2.21%                     1.92%                      1.71%
Market Price Per Share                     54 7/8                    71 1/2                      101
Company P/E Ratio                          19.2x                     26.2x                       37x

*DECATUR INCOME FUND'S AND DECATUR TOTAL RETURN FUND'S COMBINED POSITION.


                             1997 SEMI-ANNUAL REPORT

The Decatur Approach
A Discipline That's Made a Difference Over Time

AN INVESTMENT DISCIPLINE BASED ON STOCKS
WITH HIGH DIVIDENDS AND CAPITAL APPRECIATION POTENTIAL

AVERAGE ANNUAL TOTAL RETURNS THROUGH MAY 31, 1997
-------------------------------------------------------------------------------
                                     One        Three      Five       Ten
                                     Year       Year       Year       Year

Decatur Income Fund A Class          25.94%     21.55%     16.82%     11.87%
Decatur Total Return Fund A Class    27.45%     22.94%     17.47%     13.03%
Lipper Equity Income Fund Average    22.43%     19.37%     14.98%     11.69%


All performance shown is at net asset value and includes reinvestment of all capital gains and dividends. Sales charges are not included. Performance of other Fund classes varies due to differing charges and expenses. See page 11 for further information. There were 169, 96, 60 and 29 funds in the Lipper Equity Income Fund Average for the one-year, three-year, five-year and 10-year periods ended May 31, 1997.

Both Decatur Funds have outpaced their equity income peers during each of the time periods shown above.

PORTFOLIO HIGHLIGHTS
-------------------------------------------------------------------------------------------------------
May 31, 1997
                                                 DECATUR INCOME FUND          DECATUR TOTAL RETURN FUND
-------------------------------------------------------------------------------------------------------
Median Market Capitalization                        $10.5 billion                   $10.4 billion
Number of Stocks                                         63                               60
Average Price-To-Earnings Ratio*                        17.2x                           17.3x
High Yield Bonds                                  14% of net assets                      None
Dividends                                              Monthly                        Quarterly
Thirty-Day SEC Yield (Class A)                          2.77%                           1.55%
Beta**                                                   0.76                            0.84

* BASED ON ANALYSTS EARNINGS ESTIMATES AS REPORTED TO FIRST CALL; P/E RATIO FOR S&P 500 INDEX STOCKS WAS 20.7X.

**A MEASURE OF VOLATILITY RELATIVE TO THE S&P 500 INDEX FOR THE PAST THREE YEARS
  ENDED MAY 31. A NUMBER LESS THAN 1.0 MEANS A SECURITY HAS FLUCTUATED LESS IN PRICE THAN THE INDEX. A NUMBER MORE THAN 1.0 MEANS THE SECURITY HAS FLUCTUATED IN PRICE MORE THAN THE INDEX.

                             1997 SEMI-ANNUAL REPORT


DECATUR INCOME FUND
---------------------------------------------------------------------------------------------------------
Average Annual Return through May 31, 1997

                                         LIFETIME        TEN YEARS         FIVE YEARS          ONE YEAR
---------------------------------------------------------------------------------------------------------
Class A (Est.3/18/57)
        Excluding Sales Charge           +12.48%          +11.87%            +16.82%            +25.94%
        Including Sales Charge           +12.34%          +11.33%            +15.69%            +19.97%
---------------------------------------------------------------------------------------------------------
Class B (Est.9/6/94)
        Excluding Sales Charge           +21.20%                                                +24.92%
        Including Sales Charge           +20.41%                                                +20.92%
---------------------------------------------------------------------------------------------------------
Class C (Est.11/29/95)
        Excluding Sales Charge           +23.55%                                                +24.88%
        Including Sales Charge           +23.55%                                                +23.88%
---------------------------------------------------------------------------------------------------------

DECATUR TOTAL RETURN FUND
---------------------------------------------------------------------------------------------------------
Average Annual Return through May 31, 1997

                                        LIFETIME         TEN YEARS          FIVE YEARS          ONE YEAR
---------------------------------------------------------------------------------------------------------
Class A (Est. 8/27/86)
        Excluding Sales Charge           +14.15%          +13.03%            +17.47%            +27.45%
        Including Sales Charge           +13.63%          +12.47%            +16.33%            +21.39%
---------------------------------------------------------------------------------------------------------
Class B (Est.9/6/94)
        Excluding Sales Charge           +22.99%                                                +26.51%
        Including Sales Charge           +22.22%                                                +22.51%
---------------------------------------------------------------------------------------------------------
Class C (Est.11/29/95)
        Excluding Sales Charge           +24.50%                                                +26.49%
        Including Sales Charge           +24.50%                                                +25.49%

RETURN AND SHARE VALUE OF DECATUR TOTAL RETURN FUND AND DECATUR INCOME FUND FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. PERFORMANCE ABOVE INCLUDES REINVESTMENT OF DIVIDENDS AND THE EFFECT OF SALES CHARGES. LIFETIME PERFORMANCE FOR B AND C SHARES "EXCLUDING SALES CHARGE" ASSUMES THE INVESTMENT WAS NOT REDEEMED.

CLASS A SHARES HAVE A FRONT-END 4.75% MAXIMUM SALES CHARGE, AND A 12B-1 FEE (FOR DECATUR TOTAL RETURN SINCE INCEPTION; FOR DECATUR INCOME FUND SINCE MAY 1,
1994).

CLASS B SHARES DO NOT CARRY A FRONT-END SALES CHARGE, BUT ARE SUBJECT TO A 1% ANNUAL DISTRIBUTION AND SERVICE FEE. THEY ARE SUBJECT TO A MAXIMUM DEFERRED SALES CHARGE OF 4% IF REDEEMED BEFORE THE END OF THE SIXTH YEAR.

CLASS C SHARES HAVE A 1% ANNUAL DISTRIBUTION AND SERVICE FEE AND A 1% CONTINGENT DEFERRED SALES CHARGE IF REDEEMED WITHIN 12 MONTHS OF PURCHASE.

THIRTY-DAY SEC YIELDS FOR CLASS B, CLASS C AND INSTITUTIONAL CLASS SHARES WERE 2.17%, 2.16% AND 3.17%, RESPECTIVELY, FOR DECATUR INCOME FUND AND 0.93%, 0.94% AND 1.93%, RESPECTIVELY FOR DECATUR TOTAL RETURN FUND AS OF MAY 31, 1997.

AVERAGE ANNUAL INSTITUTIONAL CLASS RETURNS THROUGH MAY 31, 1997

                                  10 YEARS    FIVE YEARS        ONE YEAR    SIX MONTHS
DECATUR INCOME FUND               +11.92%        +16.92%        +26.15%        +12.01%
DECATUR TOTAL RETURN FUND         +13.15%        +17.73%        +27.79%        +12.68%

THE INSTITUTIONAL CLASS SHARES ARE AVAILABLE WITHOUT SALES OR ASSET-BASED DISTRIBUTION CHARGES ONLY TO CERTAIN ELIGIBLE INSTITUTIONAL ACCOUNTS. INSTITUTIONAL CLASS RETURNS HAVE NOT BEEN ADJUSTED TO ELIMINATE THE IMPACT OF 12B-1 FEES IN EFFECT FROM 1987 TO 1992 FOR DECATUR TOTAL RETURN FUND.

                             1997 SEMI-ANNUAL REPORT

DECATUR INCOME FUND
The Power of 40 Years of Dividends
Growth of a $10,000 Investment Since March 18, 1957
--------------------------------------------------------------------------------

                                Mar. '57    to    May '78
Decatur Income Fund A Class     $10,000           $80,000
S&P 500 Index                   $10,000           $58,000
U.S. Consumer Price Index       $10,000           $30,000


               Delaware
                Group
Period         Decatur       S&P 500       U.S. Consumer
  End          Income A       Index         Price Index
-------        --------      -------       -------------

3/18/57      $    9,525       $ 10,000         $10,000
5/31/57      $    9,579       $ 11,075         $10,090
5/30/58      $    9,484       $ 10,717         $10,426
5/29/59      $   12,973       $ 14,754         $10,459
5/31/60      $   12,656       $ 14,509         $10,653
5/31/61      $   15,503       $ 17,859         $10,750
5/31/62      $   14,864       $ 16,486         $10,894
5/31/63      $   17,799       $ 20,251         $10,990
5/29/64      $   19,788       $ 23,700         $11,159
5/31/65      $   23,295       $ 26,857         $11,340
5/31/66      $   24,917       $ 26,978         $11,653
5/31/67      $   27,917       $ 28,886         $11,966
5/31/68      $   35,855       $ 33,026         $12,447
5/30/69      $   39,554       $ 35,686         $13,121
5/29/70      $   31,825       $ 27,353         $13,928
5/31/71      $   42,668       $ 36,880         $14,542
5/31/72      $   47,102       $ 41,798         $15,011
5/31/73      $   41,585       $ 41,199         $15,830
5/31/74      $   38,876       $ 35,450         $17,527
5/30/75      $   45,137       $ 38,833         $19,176
5/31/76      $   57,324       $ 44,397         $20,368
5/31/77      $   67,472       $ 44,302         $21,741
5/31/78      $   69,886       $ 47,111         $23,269
5/31/79      $   75,284       $ 50,595         $25,773
5/30/80      $   93,398       $ 59,982         $29,481
5/29/81      $  113,786       $ 75,086         $32,382
5/31/82      $  113,625       $ 67,047         $34,561
5/31/83      $  164,539       $102,436         $35,765
5/31/84      $  166,377       $ 99,203         $37,281
5/31/85      $  221,484       $130,612         $38,678
5/30/86      $  281,633       $177,134         $39,280
5/29/87      $  349,814       $214,511         $40,773
5/31/88      $  338,312       $200,384         $42,361
5/31/89      $  425,984       $253,817         $44,632
5/31/90      $  442,772       $295,786         $46,579
5/31/91      $  453,865       $330,725         $48,886
5/29/92      $  493,623       $363,276         $50,364
5/31/93      $  564,174       $405,363         $51,986
5/31/94      $  598,207       $422,516         $53,176
5/31/95      $  690,408       $507,505         $54,871
5/31/96      $  852,876       $651,158         $56,416
5/30/97      $1,074,141       $842,303         $57,802






One dollar was half an hour's pay for the average American worker in 1957. A $1 invested in Decatur Income Fund at inception 40 years ago would have grown to more than $100 as of May 31, 1997, with dividends and capital gains reinvested.

                             1997 SEMI-ANNUAL REPORT

$1,074,141 With reinvestment of dividends and capital gains
$467,238 = Return from income
$606,903 = Principal and return from capital gains
--------------------------------------------------------------------------------


                                May '78    to    May '97
Decatur Income Fund A Class     $80,000          $1,074,141
S&P 500 Index                   $58,000          $  842,303
U.S. Consumer Price Index       $30,000          $   57,802

DECATUR INCOME FUND'S RETURN AND SHARE VALUE FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COSTS. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.

PERFORMANCE OF OTHER CLASSES OF DECATUR INCOME FUND DIFFER FROM THE ABOVE DUE TO DIFFERING CHARGES AND EXPENSES. SEE PAGES 10 AND 11 FOR COMPLETE PERFORMANCE INFORMATION.

                             1997 SEMI-ANNUAL REPORT

Financial Statements
DELAWARE GROUP EQUITY FUNDS II, INC. --
DECATUR INCOME FUND
STATEMENT OF NET ASSETS -- MAY 31, 1997
(UNAUDITED)

-----------------------------------------------------------------------------------------------

                                                               NUMBER                MARKET
                                                              OF SHARES              VALUE
                                                            -----------------------------------
COMMON STOCK - 83.60%
AEROSPACE & DEFENSE - 1.37%
General Dynamics ...............................               386,800          $ 28,961,650
                                                                                ------------
                                                                                  28,961,650
                                                                                ------------
AUTOMOBILES & AUTOMOTIVE PARTS - 3.77%
Ford Motor .....................................             1,118,900            41,958,750
General Motors .................................               296,600            16,980,350
ITT Industries .................................               839,800            20,785,050
                                                                                ------------
                                                                                  79,724,150
                                                                                ------------
BANKING, FINANCE & INSURANCE - 18.82%
American General ...............................               462,100            20,447,925
Aon ............................................             1,009,950            49,235,062
Banc One .......................................               622,700            26,931,775
BankBoston .....................................               405,100            29,572,300
Chase Manhattan ................................               373,400            35,286,300
CIGNA ..........................................               182,400            31,692,000
Crestar Financial ..............................               802,800            30,506,400
Fleet Financial Group ..........................               447,000            27,322,875
Hartford Financial Services ....................               252,300            19,679,400
Mellon Bank ....................................               313,400            27,422,500
Mercantile Bancorporation ......................               402,900            23,771,100
Signet Banking .................................               562,900            18,505,338
Summit Bancorp .................................               671,000            33,130,625
U.S. Bancorp ...................................               398,800            24,501,275
                                                                                ------------
                                                                                 398,004,875
                                                                                ------------
CABLE, MEDIA, & PUBLISHING - 2.41%
McGraw-Hill ....................................               933,400            50,986,975
                                                                                ------------
                                                                                  50,986,975
                                                                                ------------
CHEMICALS - 4.67%
duPont (E.I.) deNemours ........................               396,800            43,201,600
Imperial Chemical Industries ADR ...............               360,700            19,658,150
Rhone-Poulenc ADR ..............................               601,100            19,385,475
Witco ..........................................               447,300            16,550,100
                                                                                ------------
                                                                                  98,795,325
                                                                                ------------
ELECTRONICS & ELECTRICAL EQUIPMENT - 5.13%
Eaton ..........................................               454,700            36,262,325
Thomas & Betts .................................               565,000            28,744,375
Xerox ..........................................               643,100            43,570,025
                                                                                ------------
                                                                                 108,576,725
                                                                                ------------
ENERGY - 10.09%
Atlantic Richfield .............................               170,900            24,865,950
British Petroleum ADR ..........................               257,666            37,329,433
Consolidated Natural Gas .......................               393,200            20,888,750
Mobil ..........................................               259,560            36,305,955
Texaco .........................................               406,900            44,402,963
USX-Marathon Group .............................               761,100            22,642,725
Williams .......................................               612,500            27,026,562
                                                                                ------------
                                                                                 213,462,338
                                                                                ------------

----------------
Top 10 stock holdings, representing 23.06% of net assets, are in boldface.



----------------------------------------------------------------------------------------------

                                                               NUMBER                MARKET
                                                              OF SHARES              VALUE
                                                            -----------------------------------
COMMON STOCK (CONTINUED)
ENVIRONMENTAL SERVICES - 1.66%
Browning Ferris Industries .....................              1,073,200          $  35,147,300
                                                                                 -------------
                                                                                    35,147,300
                                                                                 -------------
FOOD, BEVERAGE & TOBACCO - 8.07%
American Brands ................................                523,800             25,666,200
Anheuser-Busch .................................                762,500             32,692,187
Heinz (H.J.)  ..................................                818,350             35,189,050
Philip Morris ..................................                736,500             32,406,000
Quaker Oats ....................................                436,200             17,993,250
RJR Nabisco Holdings ...........................                826,440             26,755,995
                                                                                 -------------
                                                                                   170,702,682
                                                                                 -------------
HEALTHCARE & PHARMACEUTICALS - 12.80%
American Home Products .........................                673,500             51,354,375
Bausch & Lomb ..................................                612,400             24,649,100
Baxter International ...........................                939,400             49,553,350
Bristol-Myers Squibb ...........................                655,800             48,119,325
Glaxo Wellcome ADR .............................                664,100             26,730,025
Pharmacia & Upjohn .............................              1,317,300             45,611,513
SmithKline Beecham ADR unit ....................                283,300             24,788,750
                                                                                 -------------
                                                                                   270,806,438
                                                                                 -------------
METALS & MINING - 0.73%
Freeport McMoran Copper & Gold Class A .........                553,829             15,368,755
                                                                                 -------------
                                                                                    15,368,755
                                                                                 -------------
PAPER & FOREST PRODUCTS - 0.94%
Temple-Inland ..................................                329,800             19,952,900
                                                                                 -------------
                                                                                    19,952,900
                                                                                 -------------
REAL ESTATE - 0.84%
Simon DeBartolo Group ..........................                588,400             17,799,100
                                                                                 -------------
                                                                                    17,799,100
                                                                                 -------------
RETAIL - 0.87%
May Department Stores ..........................                391,500             18,449,437
                                                                                 -------------
                                                                                    18,449,437
                                                                                 -------------
TELECOMMUNICATIONS - 4.09%
ALLTEL .........................................                615,000             20,218,125
BCE ............................................                911,000             24,141,500
BellSouth ......................................                322,900             14,651,588
Frontier .......................................              1,493,600             27,444,900
                                                                                 -------------
                                                                                    86,456,113
                                                                                 -------------
TRANSPORTATION & SHIPPING - 3.00%
Norfolk Southern ...............................                178,300             17,317,388
Union Pacific ..................................                679,640             46,045,610
                                                                                 -------------
                                                                                    63,362,998
                                                                                 -------------
MISCELLANEOUS - 4.34%
BOC Group ......................................                153,300              5,135,550
Minnesota Mining & Manufacturing ...............                301,100             27,625,925
Pitney Bowes ...................................                839,400             58,967,850
                                                                                 -------------
                                                                                    91,729,325
                                                                                 -------------
Total Common Stock
(cost $1,446,871,566)  .........................                                 1,768,287,086
                                                                                 -------------

                            1997 semi-annual report


DELAWARE GROUP EQUITY FUNDS II, INC. DECATUR INCOME FUND (CONTINUED)
STATEMENT OF NET ASSETS (CONTINUED)

----------------------------------------------------------------------------------------------------------

                                                                             NUMBER                MARKET
                                                                            OF SHARES              VALUE
                                                                       -----------------------------------
PREFERRED STOCK - 0.47%
CABLE, MEDIA & PUBLISHING -
American Radio Systems ........................................               28,664          $ 3,045,505
Chancellor Radio Broadcasting .................................               25,000            2,693,750
Granite Broadcasting ..........................................                4,500            4,297,307
                                                                                              -----------
Total Preferred Stock (cost $9,805,859) .......................                                10,036,562
                                                                                              -----------
WARRANTS - 0.00%
NS Group warrants 7/15/03  ....................................                1,000               30,000
                                                                                              -----------
Total Warrants (cost $1,630) ..................................                                    30,000
                                                                                              -----------
                                                                           PRINCIPAL
                                                                             AMOUNT
CORPORATE BONDS - 14.18%
AEROSPACE & DEFENSE - 0.32%
BE Aerospace sr nts 9.75% 03/01/03 ............................          $ 1,960,000            2,028,600
*DERLAN Manufacturing sr nts
 10.00% 01/15/07  .............................................            2,800,000            2,821,000
Sequa sr sub nts 9.375% 12/15/03 ..............................            2,000,000            2,037,500
                                                                                              -----------
                                                                                                6,887,100
                                                                                              -----------
AUTOMOBILES & AUTOMOTIVE PARTS - 1.05%
Aetna Industries sr nts 11.875% 10/01/06 ......................            2,000,000            2,150,000
*Collins & Aikman sr sub nts
 10.00% 01/15/07  .............................................            3,000,000            2,947,500
*Delco Remy International sr sub nts
 10.625% 08/01/06  ............................................            2,000,000            2,105,000
JPS Automotive Products sr nts
 11.125% 06/15/01  ............................................            2,000,000            2,197,500
*Key Plastics sr sub nts 10.25% 03/15/07 ......................            1,000,000            1,043,750
Motors and Gears sr nts 10.75% 11/15/06 .......................            2,000,000            2,072,500
Ryder Transportation sr sub nts
 10.00% 12/01/06  .............................................            5,000,000            5,137,500
Speedy Muffler King nts
 10.875% 10/01/06  ............................................            1,850,000            1,937,875
Venture Holdings Trust sr sub nts
 9.75% 04/01/04  ..............................................            2,800,000            2,688,000
                                                                                              -----------
                                                                                               22,279,625
                                                                                              -----------
BANKING, FINANCE & INSURANCE - 0.42%
DVI sr nts 9.875% 02/01/04 ....................................            4,000,000            3,970,000
First Nationwide Holdings sr sec nts
 9.125% 01/15/03  .............................................            2,500,000            2,575,000
Imperial Credit Industries sr nts
 9.875% 01/15/07  .............................................            1,775,000            1,761,687
Olympic Financial units 11.50% 03/15/07 .......................              525,000              522,375
                                                                                              -----------
                                                                                                8,829,062
                                                                                              -----------
BUILDINGS & MATERIALS - 0.55%
American Standard sr nts
 10.875% 05/15/99  ............................................            2,750,000            2,928,750
Atrium sr sub nts 10.50% 11/15/06 .............................            2,150,000            2,209,125
*MMI Products sr sub nts 11.25% 04/15/07 ......................            1,000,000            1,060,000
*Nortek sr nts 9.25% 03/15/07 .................................            2,000,000            2,035,000
USG sr nts 8.50% 08/01/05  ....................................            1,250,000            1,293,750
*Williams Scotsman sr nts
 9.875% 06/01/07  .............................................            2,000,000            2,020,000
                                                                                              -----------
                                                                                               11,546,625
                                                                                              -----------


                                                              PRINCIPAL             MARKET
                                                                AMOUNT              VALUE
                                                           -----------------------------------
CORPORATE BONDS (CONTINUED)
CABLE, MEDIA & PUBLISHING - 1.62%
Adelphia Communications sr debs
 11.875% 09/15/04  ................................          $ 5,000,000          $ 5,262,500
Cablevision Industries sr sub debs
 10.75% 04/01/04  .................................            1,500,000            1,552,500
Cablevision Systems sr nts
 9.875% 05/15/06  .................................            3,925,000            4,082,000
Comcast sr sub nts 9.125% 10/15/06 ................            4,000,000            4,100,000
Hollinger International Publishing sr sub nts
 9.25% 03/15/07  ..................................            2,000,000            2,025,000
Jones Intercable sr nts 9.625% 03/15/02 ...........            2,500,000            2,625,000
Katz Media sr sub nts 10.50% 01/15/07 .............            1,000,000              955,000
Lenfest Communications
 sr nts 8.375% 11/01/05  ..........................            3,000,000            2,925,000
 sr nts 10.50% 06/15/06  ..........................              800,000              858,000
Muzak LP/Muzak Capital unsec sr nts
 10.00% 10/01/03  .................................              180,000              187,650
Rogers Cablesystems
 sr sec nts 10.00% 12/01/07 .......................            1,350,000            1,431,000
 sr sub nts 11.00% 12/01/15 .......................              840,000              898,800
Sullivan Graphics sr sub nts
 12.75% 08/01/05  .................................            2,000,000            2,065,000
Telewest Communications sr debs
 9.625% 10/01/06  .................................            3,000,000            3,052,500
*Von Hoffman Press sr sub nts
 10.375% 05/15/07  ................................            2,100,000            2,184,000
                                                                                   ----------
                                                                                   34,203,950
                                                                                   ----------
CHEMICALS - 0.74%
Astor sr sub nts 10.50% 10/15/06 ..................            2,500,000            2,637,500
BPC Holding sr nts 12.50% 06/15/06 ................            2,000,000            2,145,000
Carbide Graphite sr nts 11.50% 09/01/03 ...........            1,818,000            1,981,620
ISP Holdings sr nts 9.75% 02/15/02 ................            1,082,000            1,136,100
NL Industries sr sec nts 11.75% 10/15/03 ..........              765,000              843,413
Scotts sr sub nts 9.875% 08/01/04 .................              950,000            1,018,875
Sterling Chemicals
 *sr sub nts 11.25% 04/01/07 ......................            2,000,000            2,115,000
 sr sub nts 11.75% 08/15/06 .......................            1,000,000            1,080,000
UCC Investors sr sub nts 11.00% 05/01/03 ..........            2,500,000            2,675,000
                                                                                   ----------
                                                                                   15,632,508
                                                                                   ----------
COMPUTERS & TECHNOLOGY - 0.16%
Unisys
 sr nts 11.75% 10/15/04  ..........................            1,700,000            1,831,750
 sr nts 12.00% 04/15/03  ..........................            1,500,000            1,616,250
                                                                                   ----------
                                                                                    3,448,000
                                                                                   ----------
CONSUMER PRODUCTS - 0.67%
American Safety Razor sr nts
 9.875% 08/01/05 ..................................            2,825,000            2,952,125
Calmar sr sub nts 11.50% 08/15/05 .................            1,000,000            1,040,000
*Consumers International sr nts
 10.25% 04/01/05  .................................            1,000,000            1,060,000
*Pen-Tab Industries sr sub nts
 10.875% 02/01/07  ................................            2,350,000            2,388,188
Revlon sr nts 9.50% 06/01/99 ......................            1,500,000            1,541,250


                            1997 semi-annual report



DELAWARE GROUP EQUITY FUNDS II, INC. DECATUR INCOME FUND (CONTINUED)
STATEMENT OF NET ASSETS (CONTINUED)
------------------------------------------------------------------------------------------

                                                           PRINCIPAL            MARKET
                                                            AMOUNT              VALUE
                                                       -----------------------------------

CORPORATE BONDS (CONTINUED)
CONSUMER PRODUCTS (CONTINUED)
Revlon Worldwide sr sec nt
 0.00% 03/15/98  ..............................          $ 2,000,000          $ 1,920,000
Shop Vac sr nts 10.625% 09/01/03 ..............            3,000,000            3,195,000
                                                                              -----------
                                                                               14,096,563
                                                                              -----------
ELECTRONICS & ELECTRICAL EQUIPMENT - 0.48%
Advanced Micor Devices Notes sr nts
 11.00% 08/01/03  .............................            2,000,000            2,230,000
Essex Group sr nts 10.00% 05/01/03 ............            1,450,000            1,515,250
*Fairchild Semiconductor sr sub nts
 10.125% 03/15/07  ............................            1,230,000            1,273,050
*HCC Industries sr sub nts
 10.75% 05/15/07  .............................            2,925,000            3,049,312
IMO Industries sr sub nts
 11.75% 05/01/06  .............................              510,000              512,550
Mark IV Industries sub nt 8.75% 04/01/03 ......            1,500,000            1,533,750
                                                                              -----------
                                                                               10,113,912
                                                                              -----------
ENERGY - 0.77%
California Energy sr sec nts
 9.875% 06/30/03  .............................            1,500,000            1,593,750
Clark USA sr nts 10.875% 12/01/05 .............            5,000,000            5,262,500
Costilla Energy sr nts 10.25% 10/01/06                     1,440,000            1,490,400
Falcon Drilling sr nts 8.875% 03/15/03                     2,500,000            2,537,500
MESA Operating nts 10.625% 07/01/06 ...........            1,000,000            1,127,500
Pride Petroleum Services sr nts
 9.375% 05/01/07  .............................            2,175,000            2,256,563
*Wiser Oil sr sub nts 9.50% 05/15/07 ..........            2,000,000            2,007,500
                                                                              -----------
                                                                               16,275,713
                                                                              -----------
ENVIRONMENTAL SERVICES - 0.05%
*Petro Stopping Centers sr nts
 10.50% 02/01/07  .............................            1,000,000            1,040,000
                                                                              -----------
                                                                                1,040,000
                                                                              -----------
FOOD, BEVERAGE & TOBACCO - 1.01%
*AFC Enterprises sr sub nts
 10.25% 05/15/07  .............................            1,450,000            1,457,250
*CFP Holdings sr nts 11.625% 01/15/04 .........            2,000,000            2,045,000
Core-Mark International sr sub nts
 11.375% 09/15/03  ............................              650,000              679,250
Delta Beverage Group sr nts
 9.75% 12/15/03  ..............................            4,500,000            4,702,500
International Home Foods sr sub nt
 10.375% 11/01/06  ............................            5,000,000            5,162,500
*MBW Foods sr sub nts 9.875% 02/15/07 .........            1,200,000            1,212,000
Mafco sr sub nts 11.875% 11/15/02 .............            2,800,000            3,010,000
PMI Acquisition sr sub nts
 10.25% 09/01/03  .............................            3,000,000            3,142,500
                                                                              -----------
                                                                               21,411,000
                                                                              -----------
HEALTHCARE & PHARMACEUTICALS - 0.41%
HEALTHSOUTH Rehabilitation sr sub nts
 9.50% 04/01/01  ..............................            1,500,000            1,580,625
MAXXIM Medical sr sub nts
 10.50% 08/01/06  .............................            4,850,000            5,056,125



                                                      PRINCIPAL             MARKET
                                                       AMOUNT               VALUE
                                                     ---------------------------------
CORPORATE BONDS (CONTINUED)
HEALTHCARE & PHARMACEUTICALS (CONTINUED)
*Packard Bioscience sr sub nts
 9.375% 03/01/07  .........................          $  600,000          $  603,000
Paracelsus Healthcare sr sub nts
 10.00% 08/15/06  .........................           1,455,000           1,444,088
                                                                         ----------
                                                                          8,683,838
                                                                         ----------
INDUSTRIAL MACHINERY - 0.84%
*American Builders & Contractors sr sub nts
 10.625% 05/15/07  ........................           3,225,000           3,321,750
Hawk sr nts 10.25% 12/01/03 ...............           5,000,000           5,137,500
Interlake sr nts 12.125% 03/01/02 .........           1,200,000           1,254,000
Jordan Industries sr nts 10.375% 08/01/03 .           6,000,000           6,030,000
Spinnaker Industries sr nts
 10.75% 10/15/06  .........................           2,000,000           2,030,000
                                                                         ----------
                                                                         17,773,250
                                                                         ----------
LEISURE, LODGING & ENTERTAINMENT - 0.83%
*AMC Entertainment sr sub nts
 9.50% 03/15/09  ..........................           1,900,000           1,938,000
American Skiing sr sub nts
 12.00% 07/15/06  .........................             500,000             521,250
Casino America sr nts 12.50% 08/01/03 .....           2,000,000           2,025,000
Cinemark USA sr sub nts
 9.625% 08/01/08  .........................           5,000,000           5,112,500
Eldorado Resorts LLC sr sub nts
 10.50% 08/15/06  .........................           2,000,000           2,135,000
Hollywood Casino sr nts 12.75% 11/01/03 ...             650,000             689,000
Trump-Atlantic City 1st mtg nts
 11.25% 05/01/06  .........................           5,250,000           5,145,000
                                                                         ----------
                                                                         17,565,750
                                                                         ----------
METALS & MINING - 0.52%
Armco sr nts 11.375% 10/15/99 .............           1,250,000           1,303,125
Commonwealth Aluminum sr sub nts
 10.75% 10/01/06  .........................           1,000,000           1,045,000
G.S.Technologies sr nts 12.25% 10/01/05 ...           3,000,000           3,277,500
NS Group sr nts 13.50% 07/15/03 ...........           1,000,000           1,112,500
Oregon Steel Mills 1st mtg nts
 11.00% 06/15/03  .........................           1,000,000           1,086,250
Weirton Steel sr nts 11.375% 07/01/04 .....           1,500,000           1,590,000
Westmin Resources sr nts
 11.00% 03/15/07  .........................           1,500,000           1,560,000
                                                                         ----------
                                                                         10,974,375
                                                                         ----------
PACKAGING & CONTAINERS - 0.53%
Container Corporation of America sr nts
 11.25% 05/01/04  .........................           2,000,000           2,165,000
Gaylord Container sr nts 11.50% 05/15/01 ..           1,500,000           1,586,250
Ivex Packaging sr sub nts
 12.50% 12/15/02  .........................           1,330,000           1,429,750
Stone Container
 1st mtg nts 10.75% 10/01/02 ..............           3,785,000           3,974,250
 sr sub units 12.25% 04/01/02 .............           1,000,000           1,025,000
 sr nts 12.625% 07/15/98...................           1,000,000           1,050,000
                                                                         ----------
                                                                         11,230,250
                                                                         ----------

                            1997 semi-annual report



DELAWARE GROUP EQUITY FUNDS II, INC. DECATUR INCOME FUND (CONTINUED)
STATEMENT OF NET ASSETS (CONTINUED)
-----------------------------------------------------------------------------------------

                                                           PRINCIPAL            MARKET
                                                            AMOUNT              VALUE
                                                         ---------------------------------

CORPORATE BONDS (CONTINUED)
PAPER & FOREST PRODUCTS - 0.38%
Doman Industries Limited sr nts
 8.75% 03/15/04  ..............................          $ 3,120,000          $ 2,979,600
Four M sr nts 12.00% 06/01/06 .................              450,000              456,750
Pacific Lumber sr nts 10.50% 03/01/03 .........            3,000,000            3,075,000
Repap Wisconsin sr nts 9.875% 05/01/06.........            1,500,000            1,477,500
                                                                               ----------
                                                                                7,988,850
                                                                               ----------
RETAIL - 0.77%
Chief Auto Parts sr nts 10.50% 05/15/05 .......            2,038,000            2,063,475
Central Tractor sr nts 10.625% 04/01/07 .......            2,000,000            2,085,000
Cole National Group sr sub nts
 9.875% 12/31/06  .............................            2,500,000            2,618,750
Cort Furniture sr nts 12.00% 09/01/00 .........              967,000            1,070,952
Fleming sr nts 10.625% 12/15/01 ...............            5,000,000            5,231,250
Ralphs Grocery sr nts 10.45% 06/15/04 .........            3,000,000            3,288,750
                                                                               ----------
                                                                               16,358,177
                                                                               ----------
TELECOMMUNICATIONS - 0.16%
Galaxy Telecommunication L.P. sr sub nts
 12.375% 10/01/05  ............................            1,000,000            1,057,500
JACOR Communications unsec sr sub nts
 9.75% 12/15/06  ..............................              775,000              809,875
Paging Network sr sub nts
 10.125% 08/01/07  ............................            1,000,000              947,500
Rogers Cantel Mobile Communications sr sub nts
 11.125% 07/15/02  ............................              550,000              573,375
                                                                               ----------
                                                                                3,388,250
                                                                               ----------
TEXTILES, APPAREL & FURNITURE - 0.29%
*Anvil Knitwear sr nts 10.875% 03/15/07 .......            1,000,000            1,002,500
Clark-Schwebel sr nts 10.50% 04/15/06 .........            2,000,000            2,145,000
*GFSI sr sub nts 9.625% 03/01/07 ..............            1,100,000            1,102,750
*Synthetic Industries sr sub nts
 9.25% 02/15/07  ..............................            1,750,000            1,789,375
                                                                               ----------
                                                                                6,039,625
                                                                               ----------
TRANSPORTATION & SHIPPING - 0.38%
*Atlantic Express sr sec nts
 10.75% 02/01/04  .............................              900,000              933,750
Blue Bird Body sr nts 10.75% 11/15/06 .........            2,700,000            2,875,500
Teekay Shipping 1st pfd mtg nts
 8.32% 02/01/08  ..............................            1,500,000            1,503,750
Viking Star Shipping 1st pfd mtg nts
 9.625% 07/15/03  .............................            2,600,000            2,710,500
                                                                               ----------
                                                                                8,023,500
                                                                               ----------


                                                          PRINCIPAL            MARKET
                                                           AMOUNT              VALUE
                                                         ---------------------------------

CORPORATE BONDS (CONTINUED)
UTILITIES - 0.36%
AES sr sub nts 10.25% 07/15/06 .............          $  3,000,000          $  3,255,000
Calpine sr nts 10.50% 05/15/06 .............             2,000,000             2,120,000
Midland Funding II sr sub debs
 11.75% 07/23/05  ..........................             2,000,000             2,270,000
                                                                            ------------
                                                                               7,645,000
                                                                            ------------
MISCELLANEOUS - 0.87%
*Dyncorp sr sub nts 9.50% 03/01/07 .........             1,000,000             1,000,000
*EV International sr sub nts
 11.00% 03/15/07  ..........................             2,000,000             2,100,000
Graphic Controls sr sub nts
 12.00% 09/15/05  ..........................             2,500,000             2,756,250
Iron Mountain unsec sr sub nts
 10.125% 10/01/06  .........................               330,000               347,325
Knoll sr sub nts 10.875% 03/15/06 ..........             2,000,000             2,202,500
*Loomis Fargo & Co sr sub nts
 10.00% 01/15/04  ..........................             3,695,000             3,815,087
Pierce Leahy sr sub nts
 11.125% 07/15/06  .........................               900,000               990,000
Rayovac sr sub nts 10.25% 11/01/06 .........             5,000,000             5,250,000
                                                                            ------------
                                                                              18,461,162
                                                                            ------------
Total Corporate Bonds
 (cost $290,227,427)  ......................                                 299,896,085
                                                                            ------------
REPURCHASE AGREEMENTS - 0.99%
With J.P. Morgan Securities 5.50% 6/2/97
 (dated 5/30/97, collateralized by $6,073,000
 U.S. Treasury Notes 5.125% due 2/28/98,
 market value $6,117,999)  .................             5,991,000             5,991,000
With PaineWebber 5.50% 6/2/97
 (dated 5/30/97,collateralized by $7,335,000
 U.S. Treasury Notes 6.375% due 6/30/97,
 market value $7,536,520)  .................             7,384,000             7,384,000
With Prudential Securities 5.53% 6/2/97
 (dated 5/30/97,collateralized by $7,622,000
 U.S. Treasury Notes 6.125% due 3/31/98,
 market value $7,719,981)  .................             7,565,000             7,565,000
                                                                            ------------
Total Repurchase Agreements
 (cost $20,940,000)  .......................                                  20,940,000
                                                                            ------------

                            1997 semi-annual report

DELAWARE GROUP FUNDS II, INC.
DECATUR INCOME FUND (CONTINUED)
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------


TOTAL MARKET VALUE OF SECURITIES OWNED - 99.24%
 (cost $1,767,846,482)  .................................    $  2,099,189,733
RECEIVABLES AND OTHER ASSETS
 NET OF LIABILITIES - 0.76%  ............................          16,060,005
                                                             ----------------
NET ASSETS APPLICABLE TO 103,074,585
 SHARES ($1 PAR VALUE)
 OUTSTANDING - 100.00%  .................................    $  2,115,249,738
                                                             ================
NET ASSET VALUE - DECATUR INCOME FUND A CLASS
 ($1,743,703,076 / 84,948,124 shares) ...................    $          20.53
                                                             ================
NET ASSET VALUE - DECATUR INCOME FUND B CLASS
 ($90,783,392 / 4,440,072 shares)  ......................    $          20.45
                                                             ================
NET ASSET VALUE - DECATUR INCOME FUND C CLASS
 ($9,886,259 / 481,600 shares)  .........................    $          20.53
                                                             ================
NET ASSET VALUE - DECATUR INCOME FUND INSTITUTIONAL CLASS
 ($270,877,011 / 13,204,789 shares) .....................    $          20.51
                                                             ================
---------------
*These securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 1997, these securities amounted to $51,469,762 or 2.43% of net assets.

Summary of Abbreviations:
ADR - American Depository Receipt
debs - debentures
mtg - mortgage
nts - notes
pfd - preferred
sec - secured
sr - senior
sub - subordinated
unsec - unsecured

---------------------
COMPONENTS OF NET ASSETS AT MAY 31, 1997:
Common Stock, $1 par value, 500,000,000 shares authorized
 to the Fund with 350,000,000 shares allocated to Decatur
 Income Fund A Class, 50,000,000 shares allocated to
 Decatur Income Fund B Class, 50,000,000 shares allocated
 to Decatur Income Fund C Class and 50,000,000 shares
 allocated to Decatur Income Fund Institutional Class ........   $1,651,493,155
Accumulated undistributed:
 Net investment income ........................................       1,313,066
 Net realized gain on investments .............................     131,100,266
 Net unrealized appreciation of investments ...................     331,343,251
                                                                  -------------
 Total net assets .............................................   2,115,249,738
                                                                  =============
                             See accompanying notes

DELAWARE GROUP
EQUITY FUNDS II, INC. -
DECATUR TOTAL RETURN FUND
STATEMENT OF NET ASSETS -
MAY 31, 1997
(UNAUDITED)
--------------------------------------------------------------------------------

                                                                NUMBER              MARKET
                                                                SHARES              VALUE
--------------------------------------------------------------------------------------------
COMMON STOCK - 96.75%
AEROSPACE & DEFENSE - 1.58%
General Dynamics ...............................               194,300          $ 14,548,213
                                                                                ------------
                                                                                  14,548,213
                                                                                ------------
AUTOMOBILES & AUTOMOTIVE PARTS - 4.13%
Ford Motor .....................................               535,200            20,070,000
General Motors .................................               157,100             8,993,975
ITT Industries .................................               357,300             8,843,175
                                                                                ------------
                                                                                  37,907,150
                                                                                ------------
BANKING, FINANCE & INSURANCE - 21.78%
American General ...............................               303,000            13,407,750
Aon ............................................               449,250            21,900,938
Banc One .......................................               304,800            13,182,600
BankBoston .....................................               194,500            14,198,500
Chase Manhattan ................................               185,200            17,501,400
CIGNA ..........................................                92,500            16,071,875
Crestar Financial ..............................               335,000            12,730,000
Fleet Financial Group ..........................               221,000            13,508,625
Hartford Financial Services Group ..............               165,500            12,909,000
Mellon Bank ....................................               166,200            14,542,500
Mercantile Bancorporation ......................               203,800            12,024,200
Signet Banking .................................               236,800             7,784,800
Summit Bancorp .................................               337,880            16,682,825
U.S. Bancorp ...................................               223,000            13,700,563
                                                                                ------------
                                                                                 200,145,576
                                                                                ------------
CABLE, MEDIA & PUBLISHING - 2.85%
McGraw-Hill ....................................               478,800            26,154,450
                                                                                ------------
                                                                                  26,154,450
                                                                                ------------
CHEMICALS - 5.18%
duPont (E.I.) deNemours ........................               205,100            22,330,263
Imperial Chemical Industries ADR ...............               180,600             9,842,700
Rhone-Poulenc ADR ..............................               315,600            10,178,100
Witco ..........................................               141,800             5,246,600
                                                                                ------------
                                                                                  47,597,663
                                                                                ------------
ELECTRONICS & ELECTRICAL EQUIPMENT - 5.90%
Eaton ..........................................               227,300            18,127,175
Thomas & Betts .................................               277,400            14,112,725
Xerox ..........................................               324,400            21,978,100
                                                                                ------------
                                                                                  54,218,000
                                                                                ------------
ENERGY - 11.42%
Atlantic Richfield .............................                85,700            12,469,350
British Petroleum ADR ..........................               121,736            17,636,503
Consolidated Natural Gas .......................               178,700             9,493,438
Mobil ..........................................               137,600            19,246,800
Texaco .........................................               199,400            21,759,525
USX-Marathon Group .............................               384,300            11,432,925
Williams .......................................               292,500            12,906,563
                                                                                ------------
                                                                                 104,945,104
                                                                                ------------
--------------------
Top 10 holdings, representing 25.98% of net assets, are in boldface.

                            1997 semi-annual report

--------------------------------------------------------------------------------------------

                                                               NUMBER              MARKET
                                                              OF SHARES            VALUE
                                                             -------------------------------
COMMON STOCK (CONTINUED)
ENVIRONMENTAL SERVICES - 1.91%
Browning Ferris Industries ......................              535,800          $17,547,450
                                                                                -----------
                                                                                 17,547,450
                                                                                -----------
FOOD, BEVERAGE & TOBACCO - 9.34%
American Brands .................................              280,100           13,724,900
Anheuser-Busch ..................................              374,700           16,065,263
Heinz (H.J.)  ...................................              413,750           17,791,250
Philip Morris ...................................              361,200           15,892,800
Quaker Oats .....................................              221,500            9,136,875
RJR Nabisco Holdings ............................              406,820           13,170,798
                                                                                -----------
                                                                                 85,781,886
                                                                                -----------
HEALTHCARE & PHARMACEUTICALS - 14.55%
American Home Products ..........................              303,700           23,157,125
Bausch & Lomb ...................................              293,100           11,797,275
Baxter International ............................              484,800           25,573,200
Bristol-Myers Squibb ............................              313,200           22,981,050
Glaxo Wellcome ADR ..............................              330,500           13,302,625
Pharmacia & Upjohn ..............................              653,500           22,627,438
SmithKline Beecham ADR unit .....................              163,600           14,315,000
                                                                                -----------
                                                                                133,753,713
                                                                                -----------
METALS & MINING - 1.17%
Freeport-McMoRan Copper & Gold Class B ..........              369,564           10,763,551
                                                                                -----------
                                                                                 10,763,551
                                                                                -----------
PAPER & FOREST PRODUCTS - 2.04%
Georgia-Pacific .................................               91,000            8,030,750
Temple-Inland ...................................              177,600           10,744,800
                                                                                -----------
                                                                                 18,775,550
                                                                                -----------
RETAIL - 1.10%
May Department Stores ...........................              214,300           10,098,888
                                                                                -----------
                                                                                 10,098,888
                                                                                -----------
TELECOMMUNICATIONS - 5.35%
ALLTEL ..........................................              305,100           10,030,163
BCE .............................................              517,800           13,721,700
BellSouth .......................................              290,500           13,181,438
Frontier ........................................              667,000           12,256,125
                                                                                -----------
                                                                                 49,189,426
                                                                                -----------
TRANSPORTATION & SHIPPING - 3.44%
Norfolk Southern ................................               83,800            8,139,075
Union Pacific ...................................              346,800           23,495,700
                                                                                -----------
                                                                                 31,634,775
                                                                                -----------
MISCELLANEOUS - 5.01%
BOC Group .......................................               76,400            2,559,400
Minnesota Mining & Manufacturing ................              162,500           14,909,375
Pitney Bowes ....................................              406,400           28,549,600
                                                                                -----------
                                                                                 46,018,375
                                                                                -----------
Total Common Stock (cost $715,744,707)                                          889,079,770
                                                                                -----------

----------------------------------------------------------------------------------------------------

                                                                       PRINCIPAL             MARKET
                                                                        AMOUNT               VALUE
                                                                      -------------------------------
REPURCHASE AGREEMENTS - 2.36%
With J.P. Morgan Securities 5.50% 6/2/97
 (dated 5/30/97, collateralized by $6,287,000
 U.S. Treasury Notes 5.125% due 2/2/98,
 market value $6,333,619)  ................................            $6,202,000          $  6,202,000
With PaineWebber 5.50% 6/2/97
 (dated 5/30/97, collateralized by $7,593,000
 U.S.Treasury Notes 6.375% due 6/30/97,
 market value $7,802,134)  ................................             7,645,000             7,645,000
With Prudential Securities 5.50% 6/2/97
 (dated 5/30/97, collateralized by $7,891,000
 U.S.Treasury Notes 6.125% due 3/31/98,
 market value $7,992,061)  ................................             7,831,000             7,831,000
                                                                                           ------------
Total Repurchase Agreements
 (cost $21,678,000) .......................................                                  21,678,000
                                                                                           ------------
TOTAL MARKET VALUE OF SECURITIES OWNED - 99.11%
 (cost $737,422,707)  .....................................                                $910,757,770
RECEIVABLES AND OTHER ASSETS
 NET OF LIABILITIES - 0.89%  ..............................                                   8,206,400
                                                                                           ------------
NET ASSETS APPLICABLE TO 52,808,914 SHARES
 ($1 PAR VALUE) OUTSTANDING - 100.00% .....................                                $918,964,170
                                                                                           ============
NET ASSET VALUE - DECATUR TOTAL RETURN FUND
 A CLASS ($757,702,810 / 43,534,425 shares) ...............                                $      17.40
                                                                                           ============
NET ASSET VALUE - DECATUR TOTAL RETURN FUND
 B CLASS ($88,041,024 / 5,067,049 shares) .................                                $      17.38
                                                                                           ============
NET ASSET VALUE - DECATUR TOTAL RETURN FUND
 C CLASS ($14,999,285 / 864,902 shares) ...................                                $      17.34
                                                                                           ============
NET ASSET VALUE - DECATUR TOTAL RETURN FUND
INSTITUTIONAL CLASS
 ($58,221,051 / 3,342,538 shares)  ........................                                $      17.42
                                                                                           ============
COMPONENTS OF NET ASSETS AT MAY 31, 1997:
Common stock, $1 par value, 250,000,000 shares authorized
 to the Fund with 100,000,000 shares allocated to Decatur
 Total Return Fund A Class, 50,000,000 shares allocated
 to the Decatur Total Return Fund B Class, 50,000,000
 shares allocated to the Decatur Total Return Fund C Class,
 and 50,000,000 shares allocated to the Decatur Total Return
 Fund Institutional Class .................................                                $696,777,009
Accumulated undistributed:
 Net investment income ....................................                                   2,679,369
 Net realized gain on investments .........................                                  46,172,729
 Net unrealized appreciation of investments ...............                                 173,335,063
                                                                                           ------------
 Total net assets .........................................                                $918,964,170
                                                                                           ============

----------------
ADR - American Depository Receipt

                             See accompanying notes

                            1997 semi-annual report

DELAWARE GROUP
EQUITY FUNDS II, INC.
STATEMENT OF OPERATIONS
SIX MONTHS ENDED MAY 31, 1997
(UNAUDITED)
--------------------------------------------------------------------------------------------

                                                          DECATUR            DECATUR TOTAL
                                                        INCOME FUND           RETURN FUND
                                                      --------------------------------------
INVESTMENT INCOME:
Dividends ..................................          $ 26,379,227          $ 11,940,509
Interest ...................................            13,608,809               337,638
                                                      ------------          ------------
                                                        39,988,036            12,278,147
                                                      ------------          ------------
EXPENSES:
Management fees ............................             4,798,709             2,419,879
Distribution expense .......................             1,994,617             1,440,741
Dividend disbursing and transfer agent
 fees and expenses .........................             1,304,970               548,115
Accounting fees and salaries ...............               372,264               158,101
Reports and statements to shareholders .....                87,915                57,280
Taxes (other than taxes on income) .........                66,885                19,470
Registration fees ..........................                29,250                21,660
Professional fees ..........................                28,275                22,883
Directors' fees ............................                18,436                 9,634
Custodian fees .............................                10,877                23,861
Other ......................................                19,324                63,617
                                                      ------------          ------------
                                                         8,731,522             4,785,241

NET INVESTMENT INCOME ......................            31,256,514             7,492,906
                                                      ------------          ------------

NET REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS:
Net realized gain on:
 Investment transactions ...................          $133,460,699          $ 46,618,042
Net increase in unrealized appreciation on:
 Investment transactions ...................            60,480,884            45,777,385
                                                      ------------          ------------
NET REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS ............................           193,941,583            92,395,427
                                                      ------------          ------------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS ...........................          $225,198,097          $ 99,888,333
                                                      ============          ============

                             See accompanying notes

                            1997 semi-annual report

DELAWARE GROUP
EQUITY FUNDS II, INC.
STATEMENT OF OPERATIONS
SIX MONTHS ENDED MAY 31, 1997

----------------------------------------------------------------------------------------------------------------
                                                                 DECATUR                          DECATUR TOTAL
                                                                INCOME FUND                        RETURN FUND
                                                            ----------------------------------------------------

INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income ............................          $    31,256,514                      $     7,492,906
Net realized gain on investments .................              133,460,699                           46,618,042
Net increase in unrealized appreciation ..........               60,480,884                           45,777,385
                                                            ---------------                      ---------------
Net increase in net assets resulting from
 operations ......................................              225,198,097                           99,888,333
                                                            ---------------                      ---------------
DISTRIBUTION TO SHAREHOLDERS FROM:
Net investment income:
 A Class .........................................              (25,332,044)                          (7,463,087)
 B Class .........................................                 (873,524)                            (369,393)
 C Class .........................................                  (85,191)                             (54,936)
 Institutional Class .............................               (4,132,765)                            (693,417)

Net realized gain from security transactions:
 A Class .........................................             (202,768,485)                         (70,806,628)
 B Class .........................................               (7,925,263)                          (5,885,390)
 C Class .........................................                 (667,227)                            (833,086)
 Institutional Class .............................              (30,836,157)                          (4,917,869)
                                                            ---------------                      ---------------
                                                               (272,620,656)                         (91,023,806)
                                                            ---------------                      ---------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 A Class .........................................               60,101,902                           70,331,873
 B Class .........................................               26,077,054                           30,847,699
 C Class .........................................                4,538,849                            6,729,726
 Institutional Class .............................               15,444,955                           10,884,097

Net asset value of shares issued upon reinvestment
 of dividends from net investment income and net
 realized gain on security transactions:
 A Class .........................................              204,028,359                           74,691,947
 B Class .........................................                7,841,173                            5,937,051
 C Class .........................................                  643,731                              875,821
 Institutional Class .............................               34,655,271                            5,611,286
                                                            ---------------                      ---------------
                                                                353,331,294                          205,909,500
                                                            ---------------                      ---------------
Cost of shares repurchased:
 A Class .........................................              (95,307,269)                         (63,768,588)
 B Class .........................................               (3,509,051)                          (4,442,126)
 C Class .........................................                 (245,506)                            (637,211)
 Institutional Class .............................              (17,481,839)                          (4,890,231)
                                                            ---------------                      ---------------
                                                               (116,543,665)                         (73,738,156)
                                                            ---------------                      ---------------
Increase in assets derived from capital
 share transactions ..............................              236,787,629                          132,171,344
                                                            ---------------                      ---------------

NET INCREASE IN NET ASSETS .......................              189,365,070                          141,035,871

NET ASSETS:
Beginning of year ................................            1,925,884,668                          777,928,299
                                                            ---------------                      ---------------
End of year ......................................          $ 2,115,249,738                      $   918,964,170
                                                            ===============                      ===============


----------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED 11/30/96
                                                            ----------------------------------------------------
                                                                 DECATUR                          DECATUR TOTAL
                                                                INCOME FUND                        RETURN FUND
                                                            ----------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income ............................          $    58,446,582                      $    14,060,387
Net realized gain on investments .................              244,728,187                           82,430,019
Net increase in unrealized appreciation ..........               79,097,926                           50,905,768
                                                            ---------------                      ---------------
Net increase in net assets resulting
 from operations .................................              382,272,695                          147,396,174
                                                            ---------------                      ---------------
DISTRIBUTION TO SHAREHOLDERS FROM:
Net investment income:
 A Class .........................................              (52,522,453)                         (12,795,454)
 B Class .........................................               (1,060,507)                            (433,825)
 C Class .........................................                  (51,387)                             (40,493)
 Institutional Class .............................               (8,072,706)                            (486,097)

Net realized gain from security transactions:
 A Class .........................................              (96,771,467)                         (44,125,949)
 B Class .........................................               (1,466,813)                          (1,305,455)
 C Class .........................................                   (4,214)                             (14,393)
 Institutional Class .............................              (14,913,705)                            (953,579)
                                                            ---------------                      ---------------
                                                               (174,863,252)                         (60,155,245)
                                                            ---------------                      ---------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 A Class .........................................               85,615,510                          118,476,946
 B Class .........................................               36,290,471                           34,121,733
 C Class .........................................                4,913,360                            6,940,880
 Institutional Class .............................               40,544,059                           31,044,696

Net asset value of shares issued upon reinvestment
 of dividends from net investment income and net
 realized gain on security transactions:
 A Class .........................................              131,098,438                           54,057,289
 B Class .........................................                2,125,733                            1,627,235
 C Class .........................................                   44,252                               49,360
 Institutional Class .............................               22,540,198                            1,439,675
                                                            ---------------                      ---------------
                                                                323,172,021                          247,757,814
                                                            ---------------                      ---------------
Cost of shares repurchased:
 A Class .........................................             (158,444,608)                        (111,870,841)
 B Class .........................................               (3,349,092)                          (2,728,706)
 C Class .........................................                 (549,392)                            (157,130)
 Institutional Class .............................              (56,125,297)                          (2,925,371)
                                                            ---------------                      ---------------
                                                               (218,468,389)                        (117,682,048)
                                                            ---------------                      ---------------
Increase in assets derived from capital
 share transactions ..............................              104,703,632                          130,075,766
                                                            ---------------                      ---------------
NET INCREASE IN NET ASSETS........................              312,113,075                          217,316,695

NET ASSETS:
Beginning of year ................................            1,613,771,593                          560,611,604
                                                            ---------------                      ---------------
End of year ......................................          $ 1,925,884,668                      $   777,928,299
                                                            ===============                      ===============

                             See accompanying notes

                            1997 semi-annual report

DELAWARE GROUP EQUITY FUNDS II, INC. -
DECATUR INCOME FUND
FINANCIAL HIGHLIGHTS -
MAY 31, 1997
--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                 Decatur Income Fund A Class
--------------------------------------------------------------------------------------------------------------------------
                                       Six Months          Year Ended November 30,
                                         Ended
                                       5/31/97(1)       1996          1995         1994            1993        1992
                                      (Unaudited)
Net asset value,
  beginning of period ..............   $21.3200      $19.0700       $15.5700      $18.2400      $17.2000      $15.7600

Income from investment operations:
  Net investment income ............     0.3100        0.6500         0.7000        0.6700        0.7800        0.7800
  Net realized and unrealized
   gain (loss) from investments.....     1.8800        3.6300         3.9100       (0.7300)       1.7900        1.4700
                                       --------      --------       --------      --------      --------      --------
  Net increase (decrease) in
   net assets from investment
   operations.......................     2.1900        4.2800         4.6100       (0.0600)       2.5700        2.2500
                                       --------      --------       --------      --------      --------      --------

Less dividends and distributions:
  Dividends from net investment
   income...........................    (0.3000)      (0.6900)       (0.6900)      (0.8600)      (0.6800)      (0.8100)
  Distributions from net realized
   gain on security transactions....    (2.6800)      (1.3400)       (0.4200)      (1.7500)      (0.8500)           --
                                       --------      --------       --------      --------      --------      --------
  Total dividends and
   distributions....................    (2.9800)      (2.0300)       (1.1100)      (2.6100)      (1.5300)      (0.8100)
                                       --------      --------       --------      --------      --------      --------

Net asset value,
  end of period ....................   $20.5300      $21.3200       $19.0700      $15.5700      $18.2400      $17.2000
                                       ========      ========       ========      ========      ========      ========

Total return(3).....................      11.94%        24.47%         31.02%        (0.57%)       15.85%        14.55%

Ratios and supplemental data:
  Net assets, end of period
   (000 omitted) ................... $1,743,703    $1,616,315     $1,382,693    $1,153,884    $1,512,194    $1,508,206
  Ratio of expenses to average
   net assets.......................       0.88%         0.85%          0.87%         0.81%         0.71%         0.72%
  Ratio of net investment income
   to average net assets ...........       3.19%         3.40%          4.03%         3.92%         4.34%         4.55%
  Portfolio turnover ...............         86%          101%            74%           92%           80%           79%
  Average commission
   rate paid(4).....................    $0.0600       $0.0600             --            --            --            --

RESTUBBED TABLE


                                                      Decatur Income Fund B Class
----------------------------------------------------------------------------------------------
                                          Six Months       Year          Year      9/6/94(2)
                                            Ended          Ended        Ended         to
                                          5/31/97(1)     11/30/96      11/30/95    11/30/94
                                         (Unaudited)
Net asset value,
  beginning of period ..............        $21.2600     $19.0300      $15.5500    $16.5900

Income from investment operations:
  Net investment income ............          0.2500       0.5000        0.5600      0.1500
  Net realized and unrealized
   gain (loss) from investments.....          1.8500       3.6100        3.8900     (1.0200)
                                            --------     --------      --------    --------
  Net increase (decrease) in
   net assets from investment
   operations.......................          2.1000       4.1100        4.4500     (0.8700)
                                            --------     --------      --------    --------

Less dividends and distributions:
  Dividends from net investment
   income...........................         (0.2300)     (0.5400)      (0.5500)    (0.1700)
  Distributions from net realized
   gain on security transactions....         (2.6800)     (1.3400)      (0.4200)         --
                                            --------     --------      --------    --------
  Total dividends and
   distributions....................         (2.9100)     (1.8800)      (0.9700)    (0.1700)
                                            --------     --------      --------    --------

Net asset value,
  end of period ....................        $20.4500     $21.2600      $19.0300    $15.5500
                                            ========     ========      ========    ========

Total return(3).....................           11.45%       23.43%        29.85%      (5.27%)

Ratios and supplemental data:
  Net assets, end of period
   (000 omitted) ...................         $90,784      $60,689       $19,665      $2,765
  Ratio of expenses to average
   net assets.......................            1.69%        1.69%         1.74%       1.70%
  Ratio of net investment income
   to average net assets ...........            2.38%        2.56%         3.16%       3.30%
  Portfolio turnover ...............              86%         101%           74%         92%
  Average commission
   rate paid(4).....................         $0.0600      $0.0600            --          --

(1) Ratios have been annualized and total return has not been annualized.
(2) Date of initial public offering; ratios have been annualized and total return has not been annualized.
(3) Does not include maximum sales charge of 4.75% nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase of A Class shares. Does not include contingent deferred sales charge which varies from 1-4% depending upon the holding period for B Class shares.
(4) Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

                            1997 semi-annual report

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                      Decatur Income Fund C Class
                                               -------------------------------------
                                               Six Months     Year      11/29/95(2)
                                                  Ended       Ended          to
                                                5/31/97(1)  11/30/96      11/30/95
                                               (Unaudited)

Net asset value, beginning of period ......... $ 21.3300     $19.0800       $19.1500

Income from investment operations:
 Net investment income .......................    0.2300       0.5100         0.0400
 Net realized and unrealized gain (loss)
  from investments ...........................    1.8800       3.6300        (0.0600)
                                               ---------     -------        --------
 Net increase (decrease) in net assets
  from investment operations .................    2.1100       4.1400        (0.0200)
                                               ---------     -------        --------

Less dividends and distributions:
 Dividends from net investment income ........   (0.2300)     (0.5500)       (0.0500)

 Distributions from net realized gain
  on security transactions ...................   (2.6800)     (1.3400)            --
                                               ---------     -------        --------
Total dividends and distributions ............   (2.9100)     (1.8900)       (0.0500)
                                               ---------     -------        --------

Net asset value, end of period ............... $ 20.5300     $21.3300        $19.0800
                                               =========     ========        ========

Total return(4)  .............................     11.46%      23.47%               (6)

Ratios and supplemental data:
 Net assets, end of period (000 omitted) ..... $   9,886     $ 4,833        $      5
 Ratio of expenses to average net assets .....      1.69%       1.69%               (6)
 Ratio of net investment income to
  average net assets .........................      2.38%       2.56%               (6)
 Portfolio turnover ..........................        86%        101%               (6)
 Average commission rate paid(5)  ............   $0.0600     $0.0600              --

RESTUBBED TABLE

                                                         Decatur Income Fund Institutional Class
                                                 -----------------------------------------------------
                                                 Six Months        Year           Year        1/13/94(3)
                                                    Ended         Ended           Ended          to
                                                  5/31/97(1)     11/30/96       11/30/95       1/30/94
                                                 (Unaudited)

Net asset value, beginning of period .........     $21.3100       $19.0600      $15.5900       $16.7200

Income from investment operations:
 Net investment income .......................       0.3200         0.6900        0.7100         0.5900
 Net realized and unrealized gain (loss)
  from investments ...........................       1.8800         3.6200        3.9200        (1.1000)
                                                   --------       --------       -------       --------
 Net increase (decrease) in net assets
  from investment operations .................       2.2000         4.3100        4.6300        (0.5100)
                                                   --------       --------       -------       --------

Less dividends and distributions:
 Dividends from net investment income ........      (0.3200)       (0.7200)      (0.7400)       (0.6200)

 Distributions from net realized gain
  on security transactions ...................      (2.6800)       (1.3400)      (0.4200)            --
                                                   --------       --------       -------       --------
 Total dividends and distributions ...........      (3.0000)       (2.0600)       1.1600)       (0.6200)
                                                   --------       --------       -------       --------

Net asset value, end of period ...............     $20.5100       $21.3100      $19.0600       $15.5900
                                                   ========       ========      ========       ========

Total return(4)  .............................        12.01%         24.65%        31.14%         (0.45%)

Ratios and supplemental data:
Net assets, end of period (000 omitted) ......     $270,877       $244,048      $211,049       $182,105
Ratio of expenses to average net assets ......         0.69%          0.69%         0.74%          0.70%
Ratio of net investment income to
 average net assets ..........................         3.38%          3.56%         4.16%          4.03%
Portfolio turnover ...........................           86%           101%           74%            92%
Average commission rate paid(5)  .............     $ 0.0600       $ 0.0600            --             --

(1) Ratios have been annualized and total return has not been annualized.
(2) Date of initial public offering.
(3) Date of initial public offering; ratios and total return have been annualized.
(4) Does not include contingent deferred sales charge which varies from 1-4% depending upon the holding period for C Class shares.
(5) Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.
(6) The ratios of expenses and net investment income to average net assets, portfolio turnover and total return have been omitted as management believes that such ratios and return for this relatively short period are not meaningful.

                             See accompanying notes

                            1997 semi-annual report

DELAWARE GROUP EQUITY FUNDS II, INC. --
DECATUR TOTAL RETURN FUND
FINANCIAL HIGHLIGHTS --
MAY 31, 1997
--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                            Decatur Total Return Fund A Class
--------------------------------------------------------------------------------------------------------------------------
                                       Six Months                          Year Ended November 30,
                                         Ended
                                       5/31/97(1)       1996          1995         1994            1993        1992
                                      (Unaudited)
Net asset value,
  beginning of period ...............   $17.5200     $15.6100      $12.3200    $14.3800         $13.9800     $12.7300

Income from investment operations:
  Net investment income .............     0.1500       0.3400        0.3700      0.3700           0.4500       0.4700
  Net realized and unrealized
   gain (loss) from investments......     1.7700       3.2100        3.7000     (0.3400)          1.4500       1.3000
                                        --------     --------      --------    --------         --------     --------
  Net increase (decrease) in net
   assets from investment
   operations........................     1.9200       3.5500        4.0700     0.0300            1.9000       1.7700
                                        --------     --------      --------    --------         --------     --------

Less dividends and distributions:
  Dividends from net investment
   income ...........................    (0.1900)     (0.3500)      (0.3600)    (0.4300)         (0.4500)     (0.5200)
  Distributions from net realized
   gain on security transactions ....    (1.8500)     (1.2900)      (0.4200)    (1.6600)         (1.0500)          --
                                        --------     --------      --------    --------         --------     --------
  Total dividends and
   distributions ....................    (2.0400)     (1.6400)      (0.7800)    (2.0900)         (1.5000)     (0.5200)
                                        --------     --------      --------    --------         --------     --------

Net asset value,
  end of period .....................   $17.4000     $17.5200      $15.6100    $12.3200         $14.3800     $13.9800
                                        ========     ========      ========    ========         ========     ========

Total return(3) .....................      12.55%       24.89%        34.68%      (0.04%)          14.74%       14.12%

Ratios and supplemental data:
  Net assets, end of period
   (000 omitted) ....................   $757,703     $670,912      $534,342    $402,849         $431,638     $408,986
  Ratio of expenses to average
   net assets .......................       1.12%        1.11%         1.19%       1.26%            1.22%        1.23%
  Ratio of net investment income
   to average net assets ............       1.87%        2.21%         2.72%       2.88%            3.15%        3.44%
  Portfolio turnover ................         64%          87%           81%         74%             119%          98%
  Average commission
   rate paid(4)......................    $0.0600      $0.0600            --          --               --           --

RESTUBBED TABLE


                                                Decatur Total Return Fund B Class
----------------------------------------------------------------------------------------------
                                          Six Months       Year          Year      9/6/94(2)
                                            Ended          Ended        Ended         to
                                          5/31/97(1)     11/30/96      11/30/95    11/30/94
                                         (Unaudited)
Net asset value,
  beginning of period ...............    $17.4600    $15.5600    $12.3100    $13.1100

Income from investment operations:
  Net investment income .............      0.1000      0.2300      0.3000      0.1200
  Net realized and unrealized
   gain (loss) from investments......      1.7700      3.2000      3.6700     (0.8200)
                                         --------    --------    --------    --------
  Net increase (decrease) in net
   assets from investment
   operations........................      1.8700      3.4300      3.9700     (0.7000)
                                         --------    --------    --------    --------

Less dividends and distributions:
  Dividends from net investment
   income ...........................     (0.1000)    (0.2400)    (0.3000)    (0.1000)
  Distributions from net realized
   gain on security transactions ....     (1.8500)    (1.2900)    (0.4200)         --
                                         --------    --------    --------    --------
  Total dividends and
   distributions ....................     (1.9500)    (1.5300)    (0.7200)    (0.1000)
                                         --------    --------    --------    --------

Net asset value,
  end of period .....................    $17.3800    $17.4600    $15.5600    $12.3100
                                         ========    ========    ========    ========

Total return(3) .....................       12.17%      24.01%      33.79%      (5.37%)

Ratios and supplemental data:
  Net assets, end of period
   (000 omitted) ....................     $88,041     $53,467     $14,745      $1,738
  Ratio of expenses to average
   net assets .......................        1.82%       1.81%       1.89%       1.96%
  Ratio of net investment income
   to average net assets ............        1.17%       1.53%       2.02%       2.18%
  Portfolio turnover ................          64%         87%         81%         74%
  Average commission
   rate paid(4)......................     $0.0600     $0.0600          --          --


(1) Ratios have been annualized and total return has not been annualized.
(2) Date of initial public offering; ratios have been annualized and total return has not been annualized.
(3) Does not include maximum sales charge of 4.75% nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase of A Class shares. Does not include contingent deferred sales charge which varies from 1-4% depending upon the holding period for B Class shares.
(4) Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

                            1997 semi-annual report

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                            Decatur Total Return Fund C Class
                                            ---------------------------------
                                           Six Months     Year     11/29/95(2)
                                            Ended        Ended         to
                                          5/31/97(1)    11/30/96    11/30/95
                                         (Unaudited)
Net asset value, beginning of period      $17.4300      $15.6100   $15.6100

Income from investment operations:
 Net investment income................      0.1000        0.3300         --
 Net realized and unrealized gain
  (loss) from investments.............      1.7600        3.1000         --
                                          --------      --------   --------
 Net increase (decrease) in net assets
  from investment operations..........      1.8600        3.4300         --
                                          --------      --------   --------

Less dividends and distributions:
 Dividends from net investment income.     (0.1000)      (0.3200)        --
 Distributions from net realized gain
  on security transactions............     (1.8500)      (1.2900)        --
                                          --------      --------   --------
 Total dividends and distributions....     (1.9500)      (1.6100)        --
                                          --------      --------   --------

Net asset value, end of period .......    $17.3400      $17.4300   $15.6100
                                          ========      ========   ========

Total return(4).......................       12.13%        24.04%          (6)

Ratios and supplemental data:
 Net assets, end of period (000 omitted)   $14,999        $7,591         $5
 Ratio of expenses to average net assets      1.82%         1.81%          (6)
  average net assets...................       1.17%         1.53%          (6)
 Portfolio turnover....................         64%           87%          (6)
 Average commission rate paid(5).......    $0.0600       $0.0600         --

RESTUBBED TABLE


                                                          Decatur Total Return Fund Institutional Class
                                           -------------------------------------------------------------------
                                            Six Months      Year         Year          Year      7/26/93(3)
                                              Ended        Ended        Ended         Ended          to
                                            5/31/97(1)    11/30/96     11/30/95      11/30/94     11/30/93
                                            (Unaudited)
Net asset value, beginning of period         $17.5700     $15.6500      $12.3500     $14.4000       $14.1000

Income from investment operations:
 Net investment income. ..............         0.1800       0.3700        0.4700       0.4300         0.1500
 Net realized and unrealized gain
  (loss) from investments.............         1.7700       3.2300        3.6500      (0.3700)        0.2500
                                             --------     --------      --------     --------       --------
 Net increase (decrease) in net assets
  from investment operations..........         1.9500       3.6000        4.1200       0.0600         0.4000
                                             --------     --------      --------     --------       --------

Less dividends and distributions:
 Dividends from net investment income.        (0.2500)     (0.3900)      (0.4000)     (0.4500)       (0.1000)
 Distributions from net realized gain
  on security transactions............        (1.8500)     (1.2900)      (0.4200)     (1.6600)            --
                                             --------     --------      --------     --------       --------
 Total dividends and distributions....        (2.1000)     (1.6800)      (0.8200)     (2.1100)       (0.1000)
                                             --------     --------      --------     --------       --------

Net asset value, end of period .......       $17.4200     $17.5700      $15.6500     $12.3500       $14.4000
                                             ========     ========      ========     ========       ========

Total return(4).......................          12.68%       25.24%        35.13%        0.19%         14.89%

Ratios and supplemental data:
 Net assets, end of period (000 omitted)      $58,221      $45,958       $11,520       $1,376         $1,181
 Ratio of expenses to average net assets         0.82%        0.81%         0.89%        0.96%          0.92%
  average net assets...................          2.17%        2.53%         3.02%        3.18%          3.45%
 Portfolio turnover....................            64%          87%           81%          74%           119%
 Average commission rate paid(5).......       $0.0600      $0.0600            --           --            --

(1) Ratios have been annualized and total return has not been annualized.
(2) Date of initial public offering.
(3) Date of initial public offering; ratios and total return have been annualized.
(4) Does not include contingent deferred sales charge which varies from 1-4% depending upon the holding period for C Class shares.
(5) Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.
(6) The ratios of expenses and net investment income to average net assets, portfolio turnover and total return have been omitted as management believes that such ratios and return for this relatively short period are not meaningful.

                             See accompanying notes

                            1997 semi-annual report

DELAWARE GROUP
EQUITY FUNDS II, INC. --
NOTES TO FINANCIAL STATEMENTS --
MAY 31, 1997
(UNAUDITED)
--------------------------------------------------------------------------------
Delaware Group Equity Funds II, Inc. (The "Company") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Company is organized as a Maryland Corporation and offers four series: the Decatur Income Fund, the Decatur Total Return Fund, the Quantum Fund and the Blue Chip Fund (the "Funds"). Each series offers four classes of shares.

The investment objective of the Decatur Income Fund is to achieve the highest possible current income by investing primarily in common stocks that provide the potential for income and capital appreciation without undo risk to principal.

The investment objective of the Decatur Total Return Fund is to achieve long-term growth by investing primarily in common stocks that provide the potential for income and capital appreciation without undo risk to principal.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Funds.

Security Valuation - Securities listed on an exchange are valued at the lasted quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Federal Income Taxes - Each Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - Each Fund may invest in a pooled cash account along with other members of the Delaware Group of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Other - Expenses common to all Funds within the Delaware Group of Funds are allocated amongst the Funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities. The Decatur Income Fund declares and pays dividends from net investment income on a monthly basis and capital gains annually. The Decatur Total Return Fund declares and pays dividends from net investment income on a quarterly basis and capital gains annually.

Certain Fund expenses are paid through "soft dollar" arrangements with brokers. The amount of these expenses are less than 0.01% of the Fund's average daily net assets.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Funds pay Delaware Management Company, Inc.(DMC) the Investment Manager, an annual fee which is calculated daily at the following rates less fees paid to the independent directors; 0.60% on the first $100 million of average daily net assets, 0.525% on the next $150 million, 0.50% on the next $250 million and 0.475% on the average daily net assets over $500 million for the Decatur Income Fund, and 0.60% on the first $500 million of average daily net assets of the Fund, 0.575% on the next $250 million, and 0.55% on the average daily net assets over $750 million of the Decatur Total Return Fund.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to serve as dividend disbursing and transfer agent for the Fund. Effective August 19, 1996, the Fund also engaged DSC to provide accounting services for the Series. Previously, Fund personnel provided this service and the related costs were recorded in salaries and other expense categories in the statement of operations. For the six months ended May 31, 1997, the amounts expensed for each Fund were as follows:

                                                     Decatur       Decatur Total
                                                    Income Fund     Return Fund
                                                    -----------     -----------
Dividend disbursing, transfer agent fees and
 other expenses...........................          1,304,970          548,115
Accounting fees ..........................            298,151          124,741

On May 31, 1997, the Fund had payables to affiliates as follows:

                                                     Decatur       Decatur Total
                                                    Income Fund     Return Fund
                                                    -----------     -----------
Investment Management fee
 payable to DMC ..........................           $199,480           $183,972
Dividend disbursing, transfer
 agent fees, accounting fees and
 other expenses payable to DSC ...........            112,205             63,824
Other expenses payable to DMC
 and affiliates ..........................             54,790             23,299

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the

                            1997 semi-annual report

--------------------------------------------------------------------------------

B and C Class for each Series. For the six months ended May 31, 1997, DDLP earned commissions on sales of the Fund A Class shares for each Fund as follows:

                                                     Decatur       Decatur Total
                                                    Income Fund     Return Fund
                                                    -----------     -----------
                                                      $265,035       $193,374

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

3. Investments
During the six months ended May 31, 1997, the Funds made purchases and sales of investment securities other than U.S. government securities and temporary cash investments for each Fund as follows:

                                                     Decatur       Decatur Total
                                                    Income Fund     Return Fund
                                                    -----------     -----------
Purchases ............................             $839,845,366    $293,251,806
Sales ................................             $842,032,455    $257,404,510

At May 31, 1997, the aggregate cost of securities and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

                                              Decatur              Decatur Total
                                             Income Fund            Return Fund
                                             -----------            -----------

Cost of Investments .............          $ 1,769,462,303      $   737,913,882
                                           ===============      ===============
Aggregate unrealized appreciation              349,951,204          180,820,412
Aggregate unrealized depreciation              (20,223,774)          (7,976,524)
                                           ---------------      ---------------
Net unrealized appreciation .....          $   329,727,430      $   172,843,888
                                           ===============      ===============

4. Capital Stock
Transactions in capital stock shares were as follows:
                                                     Decatur Income Fund
                                              -------------------------------
                                              Six Months               Year
                                                 Ended                Ended
                                                5/31/97             11/30/96
                                              -----------          ----------
Shares sold:
 Decatur Income Fund A Class ................  3,077,592             4,444,653
 Decatur Income Fund B Class ................  1,342,141             1,879,641
 Decatur Income Fund C Class ................    232,980               251,293
 Decatur Income Fund Institutional Class ....    790,437             2,114,417

Shares issued upon reinvestment of
 dividends from net investment income
 and net realized gains from
 security transactions:
 Decatur Income Fund A Class ................ 10,974,133             7,112,272
 Decatur Income Fund B Class ................    423,333               114,679
 Decatur Income Fund C Class ................     34,613                 2,260
 Decatur Income Fund Institutional Class ....  1,865,310             1,222,480
                                              ----------           -----------
                                              18,740,539            17,141,695
                                              ----------           -----------
Shares repurchased:
 Decatur Income Fund A Class ................ (4,901,142)           (8,247,706)
 Decatur Income Fund B Class ................   (180,624)             (172,677)
 Decatur Income Fund C Class ................    (12,630)              (27,179)
 Decatur Income Fund Institutional Class ....   (901,604)           (2,978,039)
                                              ----------           -----------
                                              (5,996,000)          (11,425,601)
                                              ----------           -----------
Net Increase ................................ 12,744,539             5,716,094
                                              ----------           -----------

                                                  Decatur Total Return Fund
                                              -------------------------------
                                              Six Months               Year
                                                 Ended                Ended
                                                5/31/97             11/30/96
                                              -----------          ----------
Shares sold:
 Decatur Total Return Fund A Class ..........   4,310,965           7,556,314
 Decatur Total Return Fund B Class ..........   1,893,544           2,178,072
 Decatur Total Return Fund C Class ..........     411,352             441,779
 Decatur Total Return Fund Institutional Class    661,203           1,969,432

Shares issued upon reinvestment of
 dividends from net investment income
 and net realized gains from
 security transactions:
 Decatur Total Return Fund A Class ..........   4,843,634           3,674,402
 Decatur Total Return Fund B Class ..........     385,322             110,229
 Decatur Total Return Fund C Class ..........      56,952               3,217
 Decatur Total Return Fund Institutional Class    363,828              96,994
                                               ----------          ----------
                                               12,926,800          16,030,439
                                               ----------          ----------
Shares repurchased:
 Decatur Total Return Fund A Class ..........  (3,913,505)         (7,166,570)
 Decatur Total Return Fund B Class ..........    (273,501)           (174,170)
 Decatur Total Return Fund C Class ..........     (38,863)             (9,857)
 Decatur Total Return Fund Institutional Class   (298,546)           (186,654)
                                               ----------          ----------
                                               (4,524,415)         (7,537,251)
                                               ----------          ----------
Net Increase ................................   8,402,385           8,493,188
                                               ==========          ==========
5. Lines of Credit
Committed lines of credit were $68 million for Decatur Income Fund and $26 million for Decatur Total Return Fund. No amount was outstanding at May 31, 1997, or at any time during the fiscal year.

6. Concentrations of Credit Risk
The Decatur Income Fund may invest in high-yield fixed income securities which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities may be accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Decatur Income Fund may invest up to 15% of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect the Fund's ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities. These securities, if any, have been denoted in the Statement of Net Assets.

                            1997 semi-annual report

THIS SEMI-ANNUAL REPORT IS FOR THE INFORMATION OF DECATUR FUND SHAREHOLDERS, BUT IT MAY BE USED WITH PROSPECTIVE INVESTORS WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS FOR DECATUR FUND, WHICH SETS FORTH DETAILS ABOUT CHARGES, EXPENSES, INVESTMENT OBJECTIVES AND OPERATING POLICIES OF THE FUND. YOU SHOULD READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST. SUMMARY INVESTMENT RESULTS ARE DOCUMENTED IN THE FUND'S CURRENT STATEMENT OF ADDITIONAL INFORMATION. THE FIGURES IN THIS REPORT REPRESENT PAST RESULTS WHICH ARE NOT A GUARANTEE OF FUTURE RESULTS. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

INVESTMENT MANAGER
Delaware Management Company, Inc.
Philadelphia

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
Philadelphia

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING AND
TRANSFER AGENT
Delaware Service Company, Inc.
Philadelphia

1818 Market Street
Philadelphia, PA 19103-3682

FOR SHAREHOLDERS
1.800.523.1918

FOR SECURITIES DEALERS
1.800.362.7500

FOR FINANCIAL INSTITUTIONS
REPRESENTATIVES ONLY
1.800.659.2265

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Fund are not bank or credit union deposits.

Copy Rights Delaware Distributors, L.P.

DELAWARE
GROUP
--------
Philadelphia o London

Printed in the USA on
recycled paper

(59-DDLP)
SA-118[5/97] PP7/97